Exhibit 21
Windstream Holdings, Inc.
List of Subsidiaries
As of December 31, 2019

Name of Subsidiary	State of Organization
Allworx Corp. *	DE
American Telephone Company, LLC	NY
ARC Networks, Inc. *	DE
A.R.C. Networks, Inc.	NY
ATX Communications, Inc. *	DE
ATX Licensing, Inc.	DE
ATX Telecommunications Services of Virginia, LLC *	DE
Birmingham Data Link, LLC	AL
BOB, LLC *	IL
Boston Retail Partners LLC *	MA
BridgeCom Holdings, Inc. *	DE
BridgeCom International, Inc.	DE
BridgeCom Solutions Group, Inc. *	DE
Broadview Networks, Inc.	NY
Broadview Networks of Massachusetts, Inc. *	DE
Broadview Networks of Virginia, Inc. *	VA
Broadview NP Acquisition Corp.	DE
Buffalo Valley Management Services, Inc. *	DE
Business Telecom of Virginia, Inc.*	VA
Business Telecom, LLC	NC
BV-BC Acquisition Corporation*	DE
Cavalier IP TV, LLC *	DE
Cavalier Services, LLC *	DE
Cavalier Telephone Mid-Atlantic, L.L.C.	DE
Cavalier Telephone, L.L.C. *	VA
CCL Historical, Inc. *	DE
Choice One Communications of Connecticut Inc. *	DE
Choice One Communications of Maine Inc. *	DE
Choice One Communications of Massachusetts Inc. *	DE
Choice One Communications of New York Inc.	DE
Choice One Communications of Ohio Inc. *	DE
Choice One Communications of Pennsylvania Inc.	DE
Choice One Communications of Rhode Island Inc. *	DE
Choice One Communications Resale L.L.C.	DE
Choice One Communications of Vermont Inc. *	DE
Choice One of New Hampshire, Inc. *	DE
Cinergy Communications Company of Virginia, LLC *	VA
Conestoga Enterprises, Inc.*	PA
Conestoga Management Services, Inc. *	DE
Conestoga Wireless Company	PA
Connecticut Broadband, LLC *	CT
Connecticut Telephone & Communication Systems, Inc. *	CT
Conversent Communications Long Distance, LLC *	NH
Conversent Communications of Connecticut, LLC *	CT
Conversent Communications of Maine, LLC *	ME

*Guarantor to Windstream Services, LLC senior secured credit facility.

Conversent Communications of Massachusetts, Inc. *	MA
Conversent Communications of New Hampshire, LLC *	NH
Conversent Communications of New Jersey, LLC	NJ
Conversent Communications of New York, LLC	NY
Conversent Communications of Pennsylvania, LLC	PA
Conversent Communications of Rhode Island, LLC *	RI
Conversent Communications of Vermont, LLC *	VT
Conversent Communications Resale L.L.C.	DE
CoreComm-ATX, Inc. *	DE
CoreComm Communications, LLC *	DE
CTC Communications Corporation	MA
CTC Communications of Virginia, Inc. *	VA
D&E Communications, LLC *	DE
D&E Management Services, Inc. *	NV
D&E Networks, Inc.*	PA
D&E Wireless, Inc.	PA
Deltacom, LLC	AL
Equity Leasing, Inc. *	NV
Eureka Broadband Corporation *	DE
Eureka Holdings, LLC *	DE
Eureka Networks, LLC *	DE
Eureka Telecom, Inc.	NY
Eureka Telecom of VA, Inc. *	VA
Georgia Windstream, LLC	DE
Heart of the Lakes Cable Systems, Inc.*	MN
Infocore, Inc.	PA
Info-Highway International, Inc. *	TX
InfoHighway Communications Corporation *	DE
InfoHighway of Virginia, Inc. *	VA
Intellifiber Networks, LLC	VA
Iowa Telecom Data Services, L.C.*	IA
Iowa Telecom Technologies, LLC *	IA
IWA Services, LLC *	IA
KDL Holdings, LLC *	DE
LDMI Telecommunications, LLC	MI
Lightship Telecom, LLC	DE
MassComm, LLC	NY
McLeodUSA Information Services LLC *	DE
McLeodUSA Purchasing, LLC *	IA
McLeodUSA Telecommunications Services, L.L.C.	IA
MPX, Inc. *	DE
Nashville Data Link, LLC	TN
Network Telephone, LLC	FL
Norlight Telecommunications of Virginia, LLC *	VA
Oklahoma Windstream, LLC *	OK
Open Support Systems, LLC *	CT
PaeTec Communications of Virginia, LLC *	VA
PaeTec Communications, LLC	DE
PAETEC Holding, LLC *	DE
PAETEC iTEL, L.L.C. *	NC

*Guarantor to Windstream Services, LLC senior secured credit facility.

PAETEC Realty LLC *	NY
PAETEC, LLC *	DE
PCS Licenses, Inc. *	NV
Progress Place Realty Holding Company, LLC *	NC
RevChain Solutions, LLC *	DE
SM Holdings, LLC *	DE
Southwest Enhanced Network Services, LLC *	DE
Talk America of Virginia, LLC *	VA
Talk America, LLC	DE
Teleview, LLC *	GA
Texas Windstream, LLC *	TX
The Other Phone Company, LLC	FL
TriNet, LLC	GA
TruCom Corporation	NY
US LEC Communications LLC	NC
US LEC of Alabama LLC *	NC
US LEC of Florida LLC *	NC
US LEC of Georgia LLC	DE
US LEC of Maryland LLC	NC
US LEC of North Carolina LLC	NC
US LEC of Pennsylvania LLC	NC
US LEC of South Carolina LLC *	DE
US LEC of Tennessee LLC *	DE
US LEC of Virginia LLC *	DE
US Xchange Inc. *	DE
US Xchange of Illinois, L.L.C. *	DE
US Xchange of Indiana, L.L.C.	DE
US Xchange of Michigan, L.L.C. *	DE
US Xchange of Wisconsin, L.L.C. *	DE
Valor Telecommunications of Texas, LLC *	DE
WaveTel NC License Corporation	DE
WIN Sales & Leasing, Inc. *	MN
Windstream Accucomm Networks, LLC	GA
Windstream Accucomm Telecommunications, LLC	GA
Windstream Alabama, LLC *	AL
Windstream Arkansas, LLC *	DE
Windstream Buffalo Valley, Inc.	PA
Windstream Business Holdings, LLC *	DE
Windstream BV Holdings, LLC*	DE
Windstream Cavalier, LLC *	DE
Windstream Communications Kerrville, LLC *	TX
Windstream Communications Telecom, LLC *	TX
Windstream Communications, LLC	DE
Windstream Concord Telephone, LLC	NC
Windstream Conestoga, Inc.	PA
Windstream CTC Internet Services, Inc. *	NC
Windstream D&E Systems, LLC	DE
Windstream D&E, Inc.	PA
Windstream Direct, LLC *	MN
Windstream Eagle Holdings LLC *	DE

*Guarantor to Windstream Services, LLC senior secured credit facility.

Windstream Eagle Services, LLC *	DE
Windstream EN-TEL, LLC *	MN
Windstream FiberNet, LLC	DE
Windstream Finance Corp *	DE
Windstream Florida, LLC	FL
Windstream Georgia Communications, LLC	GA
Windstream Georgia Telephone, LLC	GA
Windstream Georgia, LLC	GA
Windstream Holding of the Midwest, Inc. *	NE
Windstream Iowa Communications, LLC *	DE
Windstream Iowa-Comm, LLC *	IA
Windstream IT-Comm, LLC	IA
Windstream KDL, LLC	KY
Windstream KDL-VA, LLC *	VA
Windstream Kentucky East, LLC	DE
Windstream Kentucky West, LLC	KY
Windstream Kerrville Long Distance, LLC *	TX
Windstream Lakedale Link, Inc.*	MN
Windstream Lakedale, Inc.*	MN
Windstream Leasing, LLC *	DE
Windstream Lexcom Communications, LLC	NC
Windstream Lexcom Entertainment, LLC *	NC
Windstream Lexcom Long Distance, LLC *	NC
Windstream Lexcom Wireless, LLC*	NC
Windstream Mississippi, LLC	DE
Windstream Missouri, LLC	DE
Windstream Montezuma, LLC *	IA
Windstream Nebraska, Inc.	DE
Windstream Network Services of the Midwest, Inc.*	NE
Windstream New Edge, LLC	DE
Windstream New York, Inc.	NY
Windstream Norlight, LLC	KY
Windstream North Carolina, LLC	NC
Windstream NorthStar, LLC *	MN
Windstream NTI, LLC	WI
Windstream NuVox Arkansas, LLC *	DE
Windstream NuVox Illinois, LLC *	DE
Windstream NuVox Indiana, LLC *	DE
Windstream NuVox Kansas, LLC *	DE
Windstream NuVox Missouri, LLC	DE
Windstream NuVox Ohio, LLC	DE
Windstream NuVox Oklahoma, LLC *	DE
Windstream NuVox, LLC	DE
Windstream of the Midwest, Inc.	NE
Windstream Ohio, LLC	OH
Windstream Oklahoma, LLC *	DE
Windstream Pennsylvania, LLC	DE
Windstream Services, LLC	DE
Windstream SHAL Networks, Inc. *	MN
Windstream SHAL, LLC *	MN

*Guarantor to Windstream Services, LLC senior secured credit facility.

Windstream Shared Services, LLC *	DE
Windstream South Carolina, LLC *	SC
Windstream Southwest Long Distance, LLC *	DE
Windstream Standard, LLC	GA
Windstream Sugar Land, LLC *	TX
Windstream Supply, LLC*	OH
Windstream Systems of the Midwest, Inc.	NE
Windstream Western Reserve, LLC	OH
Xeta Technologies, Inc.*	OK

*Guarantor to Windstream Services, LLC senior secured credit facility.